Supplement dated June 25, 2025 to the Mirova Global Green Bond Fund’s Summary Prospectus,

Prospectus, and Statement of Additional Information, each dated May 1, 2025, as may be revised or supplemented from time to time.

Mirova Global Green Bond Fund

On June 25, 2025, the Mirova Global Green Bond Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.